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                                                                    EXHIBIT 10.1
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                                 NAVISITE, INC.
                              AMENDED AND RESTATED
                           1998 EQUITY INCENTIVE PLAN

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1.  Purpose

     The purpose of this NaviSite, Inc. Amended and Restated 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees and
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consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock. Certain capitalized terms used herein are defined in
Section 9 below.

2.  Administration

     The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of such Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and to make all determinations under the Plan with respect thereto, provided that, subject to Sections 4(a) and 4(c) hereof, the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.  Eligibility

     All employees and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. With respect to Awards issued in connection with the reorganization of NaviSite Internet Services, Inc. into the Company and NaviNet, Inc., a Delaware corporation ("NaviNet"), employees and consultants of NaviNet
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shall also be eligible to be Participants in the Plan and NaviNet shall be deemed to be an Affiliate of the Company for purposes of interpreting the provisions of the Plan applicable to such Awards. Incentive Stock Options (as defined in Section 5(a) hereof) may be granted under the Plan only to persons eligible to receive such options under the Code.

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4.  Stock Available for Awards

     (a) Amount. Subject to adjustment under Section 4(b) hereof, Awards may be made under the Plan with respect to a maximum of 5,562,212 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled without the issuance of shares of Common Stock, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or settlement shall again be available under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation imposed by the Code) may in its sole discretion equitably adjust any or all of
(i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares or other consideration subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, provided that the number of shares or other consideration subject to any Award shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award.

     (c) Limit on Individual Grants. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 300,000 shares, subject to adjustment under Section 4(b) hereof.

5.  Stock Options

     (a) Grant of Options. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock (i) intended to
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comply with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii)
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not intended to comply with such requirements ("Nonstatutory Stock Options").
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The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

     (b) Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (c) Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be

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made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine. If the exercise price of an option is paid by delivery of Restricted Stock (as defined below) owned by the optionee, shares so acquired will be subject to the same restrictions as were applicable to such Restricted Stock.

6.  Stock Appreciation Rights

     (a) Grant of SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an
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Option (at or after the award of the Option), or alone and unrelated to an
Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

     (b) Exercise Price. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     (c) Limited SAR's. An SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during a specified period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

7.  Restricted Stock

     (a) Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted
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Stock") and determine the duration of the period (the "Restricted Period")
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during which, and the conditions under which, the shares may be forfeited to the
Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

     (b) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the

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name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

8.  General Provisions Applicable to Awards

     (a) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

     (b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

     (c) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

     (d) Termination of Employment or Service on the Board. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment or service on the Board of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

     (e) Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or
(v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

     (f) Transferability. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability. Any exercise by a

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transferee shall also be governed by the Plan. Under certain circumstances, the
Company may or may not permit the transfer of an Award, and such transferred Award, or securities purchasable upon exercise of such transferred Award, may or may not be registered under the Securities Act of 1933, as amended.

     (g) Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award at the time such loan is made), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

     (h) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery.

     (i) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

     (j) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9.  Certain Definitions

     "Affiliate" means any business entity in which the Company owns directly or
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indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

     "Award" means any Option, Stock Appreciation Right or Restricted Stock
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granted under the Plan.

     "Board" means the Board of Directors of the Company.
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     "Code" means the Internal Revenue Code of 1986, as amended from time to
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time, or any successor law.

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     "Committee" means one or more committees each comprised of not less than
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two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. Unless otherwise determined by the Board, if a Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a "non-employee director" within the meaning of applicable Rule 16b-3 under the Exchange Act or an "outside director" within the meaning of Section 162(m) of the Code, respectively. In the event that the Board does not appoint a Committee, references in the Plan to the Committee shall mean the Board.

     "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the
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Company.

     "Company" means NaviSite, Inc., a Delaware corporation.
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     "Covered Employee" means a "covered employee" within the meaning of Section
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162(m) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant,
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in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
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time to time, or any successor law.

     "Fair Market Value" means, (i) with respect to property other than Common
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Stock, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time and
(ii) with respect to Common Stock, the value determined by the Board in good faith, provided that if the Common Stock is then quoted on the Nasdaq National Market ("Nasdaq") or traded on any national securities exchange or other interdealer quotation system, then the Fair Market Value of a share of Common Stock shall be the closing price for the Common Stock as reported by Nasdaq, or the principal exchange on which the Common Stock is then traded, on the last preceding trading day.

     "Participant" means a person selected by the Committee to receive an Award
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under the Plan.

     "Reporting Person" means a person subject to Section 16 of the Exchange
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Act.

10.  Miscellaneous

     (a) No Right To Employment or Service on the Board. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

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A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

     (c) Effective Date. Subject to the approval of the stockholders of the Company, the Plan shall be effective on December 28, 1998.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

     (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

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This Plan was originally approved by the Board on December 28, 1998.

This Plan was originally approved by the stockholders on December 28, 1998.

This Plan was amended and restated by the Board as of October 8, 1999.

This Plan, as amended and restated by the Board, was approved by the stockholders as of October 8, 1999.

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